Exhibit 99.1

Open Text Announces Preliminary Fourth Quarter 2006 Financial Results

WATERLOO, ON—July 5th, 2006— Open Text™ Corporation (TSX:OTC)(NASDAQ:OTEX), a leading provider of Enterprise Content Management (ECM) software, today announced preliminary unaudited financial results for its fourth fiscal quarter that ended June 30, 2006.

Based on preliminary financial data, the Company expects revenue in the fourth quarter to be within the range of its previously issued guidance of $100 million to $110 million. (1)

The Company also expects adjusted earnings per share on a diluted basis (EPS) in the fourth quarter to be within the range of its previously issued guidance of $0.25 to $0.35. (2)

“Last year we returned to our established operating model for profitability,” stated John Shackleton, President and CEO of Open Text Corporation. “With the start of the new fiscal year our focus will be on leveraging the investments we have made in our Global Partner Program.”

The Company emphasizes that these results are unaudited and preliminary, and its actual results may vary from those projected.

Final Q4 Results and Teleconference Call

Open Text expects to release final financial results for the fourth quarter of fiscal 2006 on August 31st, 2006, followed by a conference call at 5:00 p.m. EDT.

Date:	Thursday, August 31st, 2006
Time:	5:00 p.m. EDT/2:00 p.m. PT
Length:	60 minutes
Where:	416-640-1907

Please dial-in approximately 10 minutes before the teleconference is scheduled to begin. A replay of the call will be available beginning August 31st, 2006 at 8:00 p.m. EDT through 11:59 p.m. on September 14th, 2006 and can be accessed by dialing 416-640-1917 and using pass code #21195427.

For more information or to listen to the call via Web cast, please use the following link:

http://www.opentext.com/investor/investor_events/index.html

Executive Vice President for World Wide Sales and Services joins Open Text

Effective August 1, 2006, John Wilkerson will be joining Open Text as the Executive Vice President for World Wide Sales and Services. Prior to joining Open Text, Mr. Wilkerson held executive positions including U.S. Vice President of Services for Microsoft Consulting Services (MCS) and President of Electronic Data Systems (EDS) Global Alliances, Indirect Markets Strategy as well as SVP, President & GM, Global Strategic and Vertical Markets at Baan and VP/Regional Area, Executive Director – Sales & Services Oracle.

“After an extensive search, I am pleased to announce that John Wilkerson will be joining the Open Text team. With more than 20 years of global leadership in direct sales, channel sales and professional services, John brings unique credentials to leverage the global partner program within the world wide sales and services organization,” said John Shackleton, President and CEO of Open Text. “He brings a wealth of experience in providing vertical solutions at the enterprise level to our global customers.”

About Open Text

Open Text™ is a leading provider of Enterprise Content Management (ECM) solutions that bring together people, processes and information in global organizations. Today, the Company supports approximately 20 million seats across 13,000 deployments in 114 countries and 12 languages worldwide. For more information on Open Text, go to: www.opentext.com.

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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Forward-looking statements in this press release are not promises or guarantees of future performance and are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those anticipated. The Company cautions you not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Forward-looking statements relate to, among other things, the Company’s expectations regarding the timing of the announcement of financial results for its first quarter of fiscal 2006. Forward-looking statements may also include, without limitation, any statement relating to future events, conditions or circumstances. The risks and uncertainties that may affect forward-looking statements include, among others, a possible change of reporting dates due to a delay in finalizing financial results, failure to develop new products, risks involved in fluctuations in currency exchange rates, delays in purchasing decisions of customers, the completion and integration of acquisitions, the possibility of technical, logistical or planning issues in connection with deployments, the continuous commitment of the Company’s customers, demand for the Company’s products and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission (SEC), including the Company’s Annual Report on Form 10-K for the year ended June 30, 2005 and Form 10-Q for the quarters ended September 30, 2005, December 31, 2005 and March 31, 2006. Forward-looking statements are based on management’s beliefs and opinions at the time the statements are made, and the Company does not undertake any obligation to update forward-looking statements should circumstances or management’s beliefs or opinions change.

Notes

(1)	All dollar amounts in this press release are in US Dollars unless otherwise indicated.

(2)	Use of US Non-GAAP financial measures

In addition to reporting financial results in accordance with US GAAP, the Company provides certain non-US GAAP financial measures that are not in accordance with US GAAP. These non-US GAAP financial measures have certain limitations in that they do not have a standardized meaning and thus the Company’s definition may be different from similar non-US GAAP financial measures used by other companies and/or analysts and may differ from period to period. Thus it may be more difficult to compare the Company’s financial performance to that of other companies. However, the Company’s management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of adjusted net income and adjusted EPS both in its reconciliation to the US GAAP financial measures of net income and EPS and its consolidated financial statements, all of which should be considered when evaluating the Company’s results. The Company uses the financial measures adjusted EPS and adjusted net income to supplement the information provided in its consolidated financial statements, which are presented in accordance with US GAAP. The presentation of adjusted net income and adjusted EPS is not meant to be a substitute for net income or EPS presented in accordance with US GAAP, but rather should be evaluated in conjunction with and as a supplement to such US GAAP measures. Open Text strongly encourages investors to review its financial information in its entirety and not to rely on a single financial measure. The Company therefore believes that despite these limitations, it is appropriate to supplement the disclosure of the US GAAP measures with certain non-US GAAP measures for the reasons set forth below. Adjusted net income and adjusted EPS are calculated as net income or net income per share on a diluted basis, excluding, where applicable, the amortization of acquired intangible assets, other income (loss), share-based compensation, and restructuring charges, all net of tax. The Company’s management believes that the presentation of adjusted net income and adjusted EPS provides useful information to investors because it excludes non-operational charges. The use of the term “non-operational charge” is defined by the Company as those that do not impact operating decisions taken by the Company’s management and is based upon the way the Company’s management internally evaluates the performance of the Company’s business. In the course of such evaluation and for the purpose of making operating decisions, the Company’s management excludes certain items from its analysis, such as amortization of acquired intangibles, restructuring costs, other income/expense, share-based compensation, and the taxation impact of these items. These items are excluded based upon the manner in which management evaluates the business of the Company and are not excluded in the sense that they may be used under US GAAP. The Company believes the provision of supplemental non-US GAAP measures allows investors to evaluate the operational and financial performance of the Company’s core business using the same evaluation measures that management uses, and is therefore a better indication of Open Text’s performance or expected performance of recurring operations and facilitates period-to-period comparison of operating performance. In view of this, the Company considers it appropriate and reasonable to provide, in addition to US GAAP measures, supplementary non-US GAAP financial measures that exclude certain items from the presentation of its financial results in this release.

For more information, please contact:

Paul McFeeters

Chief Financial Officer

Open Text Corporation

+1-905-762-6121

pmcfeeters@opentext.com

Anne Marie Schwartz

Director, Investor Relations

Open Text Corporation

+1-617-378-3369

aschwart@opentext.com

Greg Secord

Director, Investor Relations

Open Text Corporation

+1-519-888-7111 ext.2408

gsecord@opentext.com